SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported):             May 24, 2001
                                                                (April 30, 2001)


                            FRANKLIN RECEIVABLES, LLC
                          (FRANKLIN AUTO TRUST 2000-1)
                          (FRANKLIN AUTO TRUST 2001-1)

             (Exact name of registrant as specified in its charter)

        DELAWARE                333-56869                       94-3301790
(State of incorporation)   (Commission File No.)              (IRS Employer
                                                         Identification Number)


       47 WEST 200 SOUTH, SUITE 500, SALT LAKE CITY, UTAH            84101
         (Address of principal executive offices)                  (Zip Code)

      Registrant's telephone number, including area code        (801) 238-6700



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         (Former name or former address, if changed since last report)






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Item 5. Other Events.

     The Monthly Servicing Report relating to the Franklin Auto Trust 2000-1 for the Collection Period ended April 30, 2001 and the Franklin Auto Trust 2001-1 for the Collection Period ended April 30, 2001 are attached hereto as Exhibit
19.1 and 19.2 are incorporated herein by this reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit 19.1 -  Franklin  Auto Trust  2000-1 Monthly  Servicing  Report for the
                Collection Period ending April 30, 2001

Exhibit 19.2 -  Franklin  Auto  Trust  2001-1 Monthly Servicing  Report for the
                Collection Period ending April 30, 2001

                                       SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


                               FRANKLIN RECEIVABLES, LLC
                               (Registrant)

                               By:  Franklin Capital Corp.


Date:  May 24, 2001            /s/ Harold E. Miller, Jr.
                               -------------------------
                               HAROLD E. MILLER, JR.
                               President


                                        Exhibits

Exhibit 19.1 - Franklin Auto Trust 2000-1 Monthly Servicing Report for the Collection Period ending April 30, 2001.

           19.2 - Franklin Auto Trust 2001-1 Monthly Servicing Report for the Collection Period ending April 30, 2001.






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